Exhibit 99.D

NOTE:
     This Schedule details the interest rates, maturity dates and principal amounts outstanding under El Paso’s and its subsidiaries outstanding debt obligations, which includes debt maturities related to both our continuing and discontinued operations. This Schedule does not contain all the information about our outstanding debt that may be important to you. Additional information about our outstanding debt obligations is disclosed in El Paso’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the Securities and Exchange Commission.
     The information in this Debt by Issuer Schedule is accurate as of June 30, 2006. Although we may periodically update the information posted to our website, we undertake no obligation to do so.
El Paso Corporation
Debt by Issuer
As of June 30, 2006
($ in Millions)

	Interest		Maturity		Principal
Description	Rate		Date		6/30/06

El Paso Corporation — CGP	7.500%		8/15/2006		205
El Paso Corporation	7.625%		8/16/2007		272
El Paso Corporation — Sonat	6.750%		10/1/2007		75
El Paso Corporation	6.950%		12/15/2007		300
El Paso Corporation — Sonat	6.625%		2/1/2008		100
El Paso Corporation — CGP	6.500%		6/1/2008		200
El Paso Corporation — CGP	7.625%		9/1/2008		215
El Paso Corporation — CGP	6.375%		2/1/2009		200
El Paso Corporation — 500 MM Euro	7.125	% (1)	5/6/2009		640
El Paso Corporation	6.750%		5/15/2009		495
El Paso Corporation — Term Loan	LIBOR + 2.75%		11/23/2009	*	965 (2)
El Paso Corporation — EPGT	7.800%		6/14/2010		20
El Paso Corporation — CGP	7.750%		6/15/2010		400
El Paso Corporation — CGP	10.750%		10/1/2010		57
El Paso Corporation	7.000%		5/15/2011		470
El Paso Corporation — Sonat	7.625%		7/15/2011		595
El Paso Corporation — CGP	9.625%		5/15/2012		150
El Paso Corporation — EPGT	9.000%		5/30/2012		15
El Paso Corporation	7.875%		6/15/2012		465
El Paso Corporation	7.375%		12/15/2012		300
El Paso Corporation — Sonat	7.000%		2/1/2018		100
El Paso Corporation — CGP	6.700%		2/15/2027	(3)	200
El Paso Corporation — CGP	6.950%		6/1/2028		200
El Paso Corporation	8.050%		10/15/2030		300
El Paso Corporation	7.800%		8/1/2031		700
El Paso Corporation	7.750%		1/15/2032		1,100
El Paso Corporation — CGP	7.750%		1/15/2032		149
El Paso Corporation — CGP	7.750%		10/15/2035		1
El Paso Corporation — CGP	7.420%		2/15/2037		200

Total El Paso Corporation (Holding Company)					$9,089

ANR Pipeline Company	13.750%		3/5/2010	*	12
ANR Pipeline Company	8.875%		3/15/2010		300
ANR Pipeline Company	9.625%		11/1/2021		300
ANR Pipeline Company	7.375%		2/15/2024		125
ANR Pipeline Company	7.000%		6/1/2025		7

Total ANR Pipeline Company					$744

Colorado Interstate Gas Company	5.950%		3/15/2015		200
Colorado Interstate Gas Company	6.800%		11/15/2015		400
Colorado Interstate Gas Company	6.850%		6/15/2037	(4)	100

Total Colorado Interstate Gas Company					$700

* Amortizing Debt
(1) EURO coupon rate
(2) Prepayment occurred in July 2006.
(3) Puttable on 2/15/2007
(4) Puttable on 6/15/2007

El Paso Corporation
Debt by Issuer
As of June 30, 2006
($ in Millions)

	Interest	Maturity		Principal
Description	Rate	Date		6/30/06

El Paso Natural Gas Company	7.625%	8/1/2010		355
El Paso Natural Gas Company	8.625%	1/15/2022		260
El Paso Natural Gas Company	7.500%	11/15/2026		200
El Paso Natural Gas Company	8.375%	6/15/2032		300

Total El Paso Natural Gas Company				$1,115

Southern Natural Gas Company	6.700%	10/1/2007		100
Southern Natural Gas Company	6.125%	9/15/2008		100
Southern Natural Gas Company	8.875%	3/15/2010		400
Southern Natural Gas Company	7.350%	2/15/2031		300
Southern Natural Gas Company	8.000%	3/1/2032		300

Total Southern Natural Gas Company				$1,200

Tennessee Gas Pipeline Company	6.000%	12/15/2011		86
Tennessee Gas Pipeline Company	7.500%	4/1/2017		300
Tennessee Gas Pipeline Company	7.000%	3/15/2027	(5)	300
Tennessee Gas Pipeline Company	7.000%	10/15/2028		400
Tennessee Gas Pipeline Company	8.375%	6/15/2032		240
Tennessee Gas Pipeline Company	7.625%	4/1/2037		300

Total Tennessee Gas Pipeline Company				$1,626

El Paso Exploration & Production Company	7.750%	6/1/2013		1,200

Total El Paso Exploration & Production Company				$1,200

El Paso Tennessee Pipeline Co.	10.000%	3/15/2008		27
El Paso Tennessee Pipeline Co.	9.000%	11/15/2012		1
El Paso Tennessee Pipeline Co.	7.250%	12/15/2025		23

Total El Paso Tennessee Pipeline Co.				$51

Cheyenne Plains Gas Pipeline Company, LLC	Variable	3/31/2015	*	257

Total Cheyenne Plains Gas Pipeline Company, LLC				$257

Other Financings:
El Paso Energy Capital Trust I	4.750%	3/31/2028		325
Capital Lease Obligations				9

Total Other Financings				$334

Unamortized Discounts/Premiums				(53)
Adjustments to Debt due to Fair Value Hedges				(51)

Total				$(104)

Total El Paso Corporation Debt				$16,212

Notes:
* Amortizing Debt
(5) Puttable on 3/15/2007